SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 7, 2003
Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)

(908) 298-4000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
PRESS RELEASE
PRESS RELEASE
PRESS RELEASE

Item 5. Other Events and Regulation FD Disclosure

Schering-Plough Corporation on July 7, 2003 issued press releases titled “Schering-Plough Comments on Earnings Outlook”, “Fred Hassan, Schering-Plough Chairman and CEO, Highlights Several New Action Steps in Turnaround Program”, and “Schering-Plough Announces New Organizational Structure For Global Pharmaceutical Business.” The press releases are attached to this 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 7. Financial Statements and Exhibits

(c)  Exhibits. The following exhibits are filed with this 8-K:

99.1     Press Release Dated July 7, 2003, Titled “Schering-Plough Comments on Earnings Outlook”

99.2     Press Release Dated July 7, 2003, Titled “Fred Hassan, Schering-Plough Chairman and CEO, Highlights Several New Action Steps in Turnaround Program”

99.3     Press Release Dated July 7, 2003, Titled “Schering-Plough Announces New Organizational Structure For Global Pharmaceutical Business”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/Thomas H. Kelly
Thomas H. Kelly
Vice President and Controller

Date: July 7, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1     Press Release Dated July 7, 2003, Titled “Schering-Plough Comments on Earnings Outlook”

99.2     Press Release Dated July 7, 2003, Titled “Fred Hassan, Schering-Plough Chairman and CEO, Highlights Several New Action Steps in Turnaround Program”

99.3     Press Release Dated July 7, 2003, Titled “Schering-Plough Announces New Organizational Structure For Global Pharmaceutical Business”